RYDEX | SGI FUNDS PROSPECTUS

Class A, B and C
April 29, 2011
as supplemented May 6, 2011

Fundamental Alpha

MSCI EAFE Equal Weight Fund (formerly, Global Fund)
Class A – SEQAX Class B – SGOBX Class C – SFGCX

www.rydex-sgi.com

The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Rydex Distributors, LLC

46-06026-00  2011/04/29

Fund Summary	3

Additional Information Regarding Investment Objectives and Strategies	3

Descriptions of Principal Risks	8

Portfolio Holdings	11

Investment Manager	11
Management Fees	11
Portfolio Managers	12

Sub-Adviser	12

Buying Shares	13
Customer Identification and Verification	13
Market Timing/Short-Term Trading	14
Class A Shares	15
Class A Distribution Plan	17
Class B Shares	17
Class B Distribution Plan	18
Class C Shares	18
Class C Distribution Plan	18
Waiver of Deferred Sales Charge	18
Revenue Sharing Payments	19

Selling Shares	19
By Mail	20
By Telephone	20
By Broker	20
Payment of Redemption Proceeds	21

Dividends and Taxes	21
Tax on Distributions	21
Taxes on Sales or Exchanges	21
Back-up Withholding	22

Determination of Net Asset Value	22

Shareholder Services	23
Accumulation Plan	23
Systematic Withdrawal Program	23
Exchange Privilege	23
Retirement Plans	24

General Information	24
Shareholder Inquiries	24

Financial Highlights	25

Index Publisher Information	25

Fund Summary

Rydex | SGI MSCI EAFE Equal Weight Fund (formerly, Global Fund)

Investment Objective — Rydex | SGI MSCI EAFE Equal Weight Fund (the “Fund”) seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index (the “Underlying Index”).

Fees and Expenses of the Fund — This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Rydex | SGI Funds, as defined on page 29 of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Buying Shares—Class A Shares” section on page 15 of the Fund’s prospectus and the “How to Purchase Shares” section on page 35 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	Closed to new subscriptions	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	5%	1%

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Other expenses	0.75%	0.75%	0.75%
Total annual fund operating expenses	1.71%	2.46%	2.46%
Fee waiver (and/or expense reimbursement)1	-0.10%	-0.10%	-0.10%
Total annual fund operating expenses after fee waiver (and/or expense reimbursement)	1.61%	2.36%	2.36%
1
The Investment Manager has contractually agreed through January 31, 2013 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A - 1.61%; Class B - 2.36%; and Class C - 2.36%.  The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).

* The expense information has been restated to reflect current fees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares (unless otherwise indicated) at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
A	$ 631	$ 959	$ 1,342	$ 2,387	$ 631	$ 959	$ 1,342	$ 2,389
B	739	1,036	1,493	2,790	239	736	1,293	2,790
C	339	736	1,293	2,790	239	736	1,293	2,790

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 288% of the average value of its portfolio.

Principal Investment Strategies — The Fund uses a passive management strategy, known as “representative sampling,” to track the performance of the Underlying Index. “Representative sampling” refers to an indexing strategy that generally involves investing in a representative sample of securities or financial instruments, primarily consisting of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), that have an investment profile similar to the Underlying Index and some, but not all, of the component securities of the Underlying Index. This technique involves the use of risk management and quantitative stock picking strategies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities included in the Underlying Index. The Fund may hold up to 20% of its assets in securities not included in or representative of the Underlying Index. The Investment Manager expects that, over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. However, fees and expenses incurred by the Fund as well as the size and frequency of cash flows into and out of the Fund as well as other factors will cause differences in performance, usually making it harder for the Fund to correlate to the Underlying Index. The Fund may invest in a variety of investment vehicles, such as exchange traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. The Fund may also invest in futures contracts in order to maintain exposure to the securities and currency markets at times when it is not able to purchase the corresponding securities and currencies or it believes that it is more appropriate to use futures.

The MSCI EAFE Equal Weighted Index is an unmanaged equal-weighted version of the MSCI EAFE Index, which means that each security included in the index has the same weight on each rebalancing date and then fluctuates based on the performance of the security until weights are reset equally on the next rebalancing date. The MSCI EAFE Equal Weighted Index generally rebalances on a quarterly basis. The Fund’s investments will be weighted and re-balanced in accordance with the MSCI EAFE Equal Weighted Index. The MSCI EAFE Index (Europe, Australasia, Far East) is an index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of March 31, 2011, the MSCI EAFE Index consisted of separate sub-indices representing the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom, with capitalizations ranging from $875.8 million to $21.2 billion as of March 31, 2011. Both Indices are denominated in U.S. Dollars.

Principal Risks — An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

Capitalization Securities Risk. The Fund’s Underlying Index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range represented in the Underlying Index may underperform other segments of the equity market or the equity market as a whole.

Currency Risk. Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of ADRs and GDRs. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs and GDRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Equity Securities Risk. Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Futures Contract Risk. Futures contracts may be more volatile than direct investments in underlying securities, involve additional expenses and may involve a small initial investment relative to the risk assumed.

Geographic Focus Risk. To the extent that the Fund’s investments are focused in a particular country or region, the Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that country or region. The Fund’s exposure generally will be focused on a particular country or region to the same extent as the Underlying Index. The Fund has focused investment exposure to the regions listed below.

Australasia and Asia. While certain Australasian and Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles.

Europe. The European economy is diverse and includes both large, competitive economies and smaller, struggling economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro, debt levels and recessions in EU economies.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Liquidity Risk. Some of the Fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Market Risk. The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Non-Correlation Risk. The performance of the Fund is unlikely to exactly match or correlate that of the Underlying Index, either on a daily basis or over a longer period of time. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to imperfect correlation. This causes the Fund’s performance to be less than you expect. In addition, the Fund’s risk management and quantitative investing strategies may not work as expected, causing the performance of the Fund to be less than that of a more classic index fund, which does not use these strategies.

Passive Investment Risk. The Fund is not actively "managed." This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Performance Information — The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A share performance from year to year and by showing how the Fund’s average annual returns for one, five, and ten years have compared to those of broad measures of market performance. The MSCI World Index served as the Fund’s benchmark index prior to April 29, 2011 and was replaced by an index that more closely reflects the Fund’s current investment strategies. Performance was achieved when the Series had a different investment objective and used different strategies. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling 1-800-820-0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return
2Q 2003	20.77%

Lowest Quarter Return
3Q 2002	-18.96%

Average Annual Total Returns (For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Class A
Return before taxes	8.25%	0.77%	2.59%
Return after taxes on distributions	8.05%	-0.86%	1.75%
Return after taxes on distributions and sale of fund shares	5.36%	0.61%	2.21%
Class B	10.10%	2.01%	3.04%
Class C	13.07%	1.21%	2.43%
Index
MSCI EAFE Equal Weighted Index1 (reflects no deductions for fees, expenses, or taxes)	14.17%	N/A	N/A
MSCI World Index (reflects no deductions for fees, expenses, or taxes)	8.95%	3.05%	3.98%
1 Effective 05/02/2011, the Fund changed its name and principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the MSCI EAFE Equal Weighted Index. The MSCI EAFE Equal Weighted Index inception date is 1/22/2008 and therefore index performance for certain time periods is not available. The Fund's performance was previously compared to the MSCI World Index.

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

Management of the Fund —

Investment Manager. Security Investors, LLC (the “Investment Manager”) serves as the investment manager of the Fund.

Portfolio Managers. Michael P. Byrum, Michael J. Dellapa and Ryan A. Harder are primarily responsible for the day-to-day management of the Fund, and each holds the title of “Portfolio Manager” with the Investment Manager. They have co-managed the Fund since April 2011.

Purchase and Sale of Fund Shares — You may purchase or redeem Fund shares through your broker/ dealer, other financial intermediary that has an agreement with Rydex Distributors, LLC, the Fund’s distributor, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. Class B shares are closed to new subscriptions from either existing or new shareholders. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan).

Tax Information — Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

Payments to Broker/Dealers and Other Financial Intermediaries — If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Additional Information Regarding Investment Objectives and Strategies

The Board of Directors of the Fund may change the Fund’s investment objectives and strategies at any time without shareholder approval. Because the Fund’s name suggests a specific type of investment, the Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should the Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. As with any investment, there can be no guarantee the Fund will achieve its investment objectives.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective at that time, and it could reduce the benefit to the Fund from any upswing in the market.

The Fund’s holdings of certain types of investments cannot exceed a maximum percentage of net assets. Percentage limitations are set forth in this Prospectus and/or the statement of additional information. While the percentage limitations provide a useful level of detail about the Fund’s investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on the Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Fund have considerable leeway in choosing investment strategies and selecting securities they believe will help the Fund achieve its objective. In seeking to meet its investment objective, the Fund may invest in any type of security or instrument whose investment characteristics are consistent with the Fund’s investment program. Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund.

The Fund is subject to certain investment policy limitations referred to as “fundamental policies”. The full text of the Fund’s fundamental policies is included in the statement of additional information.

Descriptions of Principal Risks

Additional information on the principal risks of the Fund is described below. Not all of the risks apply to the Fund. A list of the main risks that apply to the Fund can be found under the “Principal Risks” heading for the Fund. However, the fact that a particular risk was not indicated as a principal risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for the Fund.  The Portfolio Manager for the Fund has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Fund achieve its investment objective. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments and may result in additional taxable gains. In seeking to meet its investment objective, the Fund’s assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund’s investment program.

In addition, investors should note that, to the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

Capitalization Securities Risk — The Fund’s Underlying Index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range represented in the Underlying Index may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Currency Risk — The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. While the Fund may engage in currency hedging transactions, it generally does not intend to do so.

Depositary Receipt Risk — The Fund may hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. The Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Equity Securities Risk — Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.The Fund’s investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on the Fund and particularly those with a small asset base. There is no guarantee that a Fund’s assets grow, they will continue to experience substantially similar performance by investing in IPOs. The Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.

Foreign Securities Risk — Investing in foreign investments, including investing in foreign securities through American Depository Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special risks, including but not limited to: (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; (vi) higher operational expenses; and (vii) illiquidity. These risks may even be higher in underdeveloped markets. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.

Geographic Focus Risk — Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified fund. A Fund that focuses on a single country or a specific region is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks (including defense concerns), among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia or Eastern Europe, can be interdependent and may be adversely affected by the same events.

Australasia and Asia. Certain Australasian or Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. Economic events in any one country can have a significant economic effect on the entire region as well as on major trading partners.

Europe. The European economy is diverse and includes both large, competitive economies and smaller, struggling economies. As a whole, the European Union is the wealthiest and largest economy in the world. The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro, debt levels and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners.

Investment in Investment Vehicles Risk — Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) and similar securities of other investment companies, including mutual funds and exchange traded funds (“ETFs”). Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500 Index, but a Fund may invest in other index-based investments designed to track other indexes or market sectors. To the extent a Fund invests in other investment companies or vehicles, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ or vehicles’ expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. A Fund may use index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.

Liquidity Risk — Investments are subject to liquidity risks when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk — Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in greater liquidity risk. Market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

Non-Correlation Risk — The performance of the Fund is unlikely to exactly match or correlate to that of the Underlying Index, either on a daily basis or over a longer period of time. There are a number of factors that contribute to non-correlation, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate. In addition, since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and weightings of the Underlying Index. Also, the Fund may not invest in certain securities included in the Underlying Index due to liquidity or other constraints. Liquidity constraints may delay purchase or sale of securities included in the Underlying Index. Finally, the Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Non-correlation causes the Fund’s performance to be less than you expect.

Passive Investment Risk — The Fund is not actively "managed," in the traditional sense. Therefore, unless a specific security is removed from the Underlying Index, or its weight in the index is changed as will be the case with the Underlying Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security's current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The value of Fund shares likely will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike with a more traditional actively managed fund, the Investment Manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. In addition, the Fund’s risk management or quantitative strategies may not work as expected. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline, or even lower than more classic index funds, which do not use these strategies.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s underlying portfolio securities is available in the Fund’s Statement of Additional Information and on its website at www.rydex-sgi.com. In addition, investors should note that the Fund publishes a complete list of its month-end portfolio holdings on its website generally within one to two business days after the end of each calendar month. Such information will remain online for four months, or as otherwise required by law.

Investment Manager

Security Investors, LLC (the “Investment Manager“), One Security Benefit Place, Topeka, Kansas 66636, is the Fund’s investment manager. On December 31, 2010, the aggregate assets under the investment management of the Investment Manager were approximately $21.7 billion. The Investment Manager makes investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund’s investment program.

Management Fees — The following chart shows the aggregate investment management fees paid by the Fund during the last fiscal year, except as otherwise indicated.

In addition to any contractual waivers and expense reimbursements, the Investment Manager may waive some or all of its management fee to limit the total operating expenses of the Fund to a specified level. The Investment Manager also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary information.

Management Fees (Net of Waivers) (expressed as a percentage of average net assets)
MSCI EAFE Equal Weight Fund1	1.00%
1 However, effective as of April 29, 2011, the management fee rate has been reduced to 0.70% of average net assets on an annual basis

Additionally, as noted in the “Fund Summary” section for the Fund, the Investment Manager has contractually agreed through January 31, 2012 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of the Fund to an indicated annual percentage of average daily net assets for each class of shares. The

Fund with a contractual fee waiver may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

 A discussion regarding the basis for the Board of Directors approving the new investment advisory contract of the Fund will be available in the Fund’s semi-annual report for the fiscal period ended March 31, 2011.

Other Fees — The Fund pays a sub-licensing fee for the use of the Underlying Index and use of the Underlying Index’s name that will amount to $50,000 for the year ending December 31, 2011 and will amount to 0.05% annually of the average net assets of the Fund thereafter. The Fund may be required to discontinue its use of the Underlying Index and to change its investment strategies if the related licensing agreements are terminated.

Portfolio Managers — The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the Fund:

Michael P. Byrum, Portfolio Manager of the Investment Manager, has co-managed the MSCI EAFE Equal Weight Fund since April, 2011. Mr. Byrum has been a Senior Vice President of the Investment Manager since 2010. He previously was the President and Chief Investment Officer of Rydex Investments (the business name of Rydex Advisors, LLC and Rydex Advisors II, LLC, and affiliates of the Investment Manager, which merged with and into the Investment Manager as of January 2011), and has been associated with Rydex Investments since it was founded in 1993. He is Portfolio Manager for the Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, and Rydex Variable Trust. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University in Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, Portfolio Manager of the Investment Manager, has co-managed the MSCI EAFE Equal Weight Fund since April, 2011. Mr. Dellapa has been associated with Rydex Investments (the business name of Rydex Advisors, LLC and Rydex Advisors II, LLC, and affiliates of the Investment Manager, which merged with and into the Investment Manager as of January 2011) since 2000. He is Portfolio Manager for the Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, and Rydex Variable Trust. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago.

Ryan A. Harder, Portfolio Manager of the Investment Manager, has co-managed the MSCI EAFE Equal Weight Fund since April, 2011. Mr. Harder has been associated with Rydex Investments (the business name of Rydex Advisors, LLC and Rydex Advisors II, LLC, and affiliates of the Investment Manager, which merged with and into the Investment Manager as of January 2011) since 2004. He is Portfolio Manager for the Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, and Rydex Variable Trust. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an assistant portfolio manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

The Fund’s Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Sub-Adviser

The Investment Manager and the Fund have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Fund’s Board of Directors, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services:

•	performing initial due diligence on prospective sub-advisers for the Fund;

•	monitoring the performance of the sub-advisers;

•	communicating performance expectations to the sub-advisers; and

•	ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.The Fund is not currently managed by a sub-adviser.

Buying Shares

Shares of the Fund are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Fund’s distributor, Rydex Distributors, LLC (the “Distributor”), or with the Fund’s Transfer Agent (“authorized financial intermediaries”). Shares are priced at the net asset value per share (NAV) next determined after receipt and acceptance of a purchase order by the Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. Authorized financial intermediaries may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may be subject to a front-end sales charge as noted under the section titled “Class A Shares.” Purchase orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.

There are two different ways to buy shares of the Fund: Class A shares or Class C shares. Class B shares are closed to new subscriptions from either new or existing shareholders. The different classes of the Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution and service fees for each class. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Fund reserves the right to reject any order to purchase shares in whole or in part.

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashier’s checks, or bank checks. The Fund reserves the right to refuse other payment instructions if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

The Fund no longer issues certificates; all Fund shares are issued in non-certificate form.

Customer Identification and Verification — To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund must obtain the following information for each person/entity that opens an account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations, plans and other entities.

Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you bear the risk of any loss.

Market Timing/Short-Term Trading — The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Funds investing in securities that are thinly traded, traded infrequently, or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of Series, and thus may be more vulnerable to the risks associated with such activity. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Directors has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

For purposes of applying the Fund’s policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Fund. Under the Fund’s policies, two “round trip transfers” within a 90-day period may indicate market timing. If such activity is detected, a letter is mailed to the shareholder (or his or her broker/dealer or financial intermediary) with a warning that another round trip transfer request will result in the shareholder being prevented from making additional transfers for a 90-day period. If a third round trip transfer is attempted within the same 90-day period, the shareholder will be notified that activity in that account is restricted for a 90-day period. Further, if the Investment Manager detects activities in the Fund that may not be identified through the normal monitoring process, it will complete an ad-hoc analysis to identify whether the activity is detrimental to the Fund.

The restriction on “round trip transfers” is waived for, and no restrictions are applied to, transfers, purchases and redemptions of the Fund by certain “funds of funds” within the Fund’s group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Fund’s objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Fund.

In its sole discretion, the Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Fund may aggregate transfers made in two or more transaction that the Fund believes are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Fund and may be cancelled or revoked by the Fund by the close of business on the next business day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund’s access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Class A Shares — Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at the Fund’s NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary, plus the sales charge set forth below. The NAV, plus the sales charge, is the “offering price.” The Fund’s NAV is generally calculated as of the close of trading on each day the New York Stock Exchange (NYSE) is open (usually 4:00 p.m. Eastern Standard Time).

	Sales Charge
Amount of Order (Offering Price)	As a Percentage of Offering Price	As a Percentage of Net Amount Invested
Less than $100,000	4.75%	4.99%
$100,000 to $249,999	3.75%	3.90%
$250,000 to $499,999	2.75%	2.83%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 or more*	None	None
 * Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares   redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.

As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13-month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Fund also makes available a reinstatement privilege to reduce your sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days.

Furthermore, Class A shares of the Fund may be purchased without a sales charge by certain funds of funds within the Fund’s group of investment companies or when the purchase is made on the recommendation of (1) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor or (2) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed.

The Distributor must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from the Distributor must indicate in the purchase order that the purchase may qualify under any of the above provisions and must provide enough information to substantiate the claim. If an investor purchases Class A shares through an authorized financial intermediary, the investor must inform such intermediary of any facts, including any records required by the intermediary, that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Fund or through other accounts with other authorized financial intermediaries.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, (1) the amount purchased is measured with respect to the offering price of the shares, and (2) the term “Purchaser“ includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

Rights of Accumulation. To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser may combine the current value of all its holdings of Class A shares, Class B shares, or Class C shares of the Rydex | SGI Funds (including Class A accounts purchased at net asset value) with a contemplated current purchase and receive the applicable reduced front-end sales charge. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Fund and Class A shares of other Rydex | SGI Funds in those states where shares of the Fund being purchased are qualified for sale.

Statement of Intention. A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Fund and other Rydex | SGI Funds. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to four percent (4%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Fund.

Reinstatement Privilege. Shareholders who redeem their Class A shares of the Fund have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Rydex | SGI Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Rydex | SGI Funds, as appropriate.

Purchases at Net Asset Value. Class A shares of the Fund may be purchased at net asset value by (1) directors and officers of the Fund or other mutual funds managed by the Investment Manager or one or more of its affiliates; directors, officers and employees of the Fund’s Investment Manager or Distributor and their affiliates; directors, officers and employees of Security Benefit Life Insurance Company; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may be purchased at net asset value when the purchase is made on the recommendation of (1) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (2) a certified financial planner or registered broker/dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed. Class A shares may be purchased at net asset value by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge. Class A shares of the Fund may also be purchased at net asset value when the purchase is made by retirement plans that (1) buy shares of the Rydex | SGI Funds worth $500,000 or more; (2) have 100 or more eligible employees at the time of purchase; (3) certify it expects to have annual plan purchases of shares of Rydex | SGI Funds of $200,000 or more; (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Rydex | SGI Funds relating to such plans; or (5) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a Purchaser acquires shares directly from the Fund, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/ she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Fund that the Purchaser has, directly with the Fund, or through other accounts with broker/dealers or financial intermediaries.

Please see the Statement of Additional Information for a more detailed description of options that are available for reducing the sales charge applicable to purchases of Class A shares. For more information, you may also consult your broker or financial intermediary, or visit our website at www.rydex-sgi.com. This website provides hyperlinks that facilitate access to information, stated in a clear and prominent format, which will assist you in determining means of reducing your Class A shares initial sales charge as well as provide other information on the Fund’s sales loads and breakpoint discounts.

Class A Distribution Plan — The Fund has adopted a Class A Distribution Plan pursuant to Rule 12b-1 that allows the Fund to pay certain fees to the Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares (including past sales) and services provided to shareholders. The distribution and service fee is equal to 0.25% on an annual basis of the average daily net assets of the Fund’s Class A shares. Because the distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost an investor more than paying other types of sales charges.

Class B Shares — Effective January 4, 2010, Class B shares were closed to new subscriptions from either existing or new shareholders. Automatic investments made after the closing of Class B shares will be re-directed to Class A shares, subject to any applicable sales charges and pricing breakpoints. Existing shareholders of Class B shares may continue to hold their Class B shares and exchange their Class B shares into other Class B shares of other Rydex | SGI Funds until the shares are redeemed or automatically rolled into Class A shares (after 8 years). Class B shares will continue to be subject to distribution and service (12b-1) fees of 1.00% of average daily net assets.

Shareholders who have chosen to reinvest their Class B shares’ dividends and capital gains may continue to reinvest such dividends and capital gains into Class B shares (“reinvestment shares”), and these reinvestment shares will be redeemed or rolled into Class A shares along with the Class B shares from which the dividend or capital gains were derived.

Class B shares will continue to be subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

Number of Years Since Purchase	Deferred Sales Charge
1	5%
2	4%
3	3%
4	3%
5	2%
6 and more	0%

The Distributor will waive the deferred sales charge under certain circumstances. See the section titled “Waiver of the Deferred Sales Charge.”

Class B Distribution Plan — The Fund, has adopted a Class B Distribution Plan pursuant to Rule 12b-1 that allows the Fund to pay certain fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares (including past sales) and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Fund’s Class B shares. Because the distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost an investor more than paying other types of sales charges.

Effective August 25, 2005, Class B shares of the Fund ceased charging 12b-1 fees in accordance with the Financial Industry Regulatory Authority (FINRA) rules, although it is possible that such fees may be charged in the future. As a result of this 12b-1 fee cap the total annual fund operating expenses attributable to Class B shares for the fiscal year were 1.61%.

Class B shares automatically convert on a tax-free basis to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution and service fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time the shares purchased directly are converted.

Class C Shares — Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at the Fund’s NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary. The Fund’s NAV is generally calculated as of the close of trading on every day the NYSE is open (usually 4:00 p.m. Eastern Standard Time).

Class C shares are not subject to a deferred sales charge unless redeemed within one year from the date of purchase. In such event, Class C shares are subject to a 1.00% sales charge. (If your intermediary has entered into an agreement to forego receipt of an initial 1.00% sales commission, the Distributor will waive any applicable deferred sales charge when you redeem your Class C shares.) The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See the section titled “Waiver of Deferred Sales Charge.”

Class C Distribution Plan — The Fund has adopted a Class C Distribution Plan that allows the Fund to pay certain fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets of the Fund’s Class C shares. Because the distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost an investor more than paying other types of sales charges.

Waiver of Deferred Sales Charge — The Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

•	Shares were purchased through an intermediary who agreed to waive an initial 1.00% sales commission

•	Upon the death of the shareholder if shares are redeemed within one year of the shareholder’s death

•	Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

•	In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code (“Code”)

•
If your intermediary has entered into arrangements with the Distributor to forego receipt of the initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. See “Waiver of Deferred Sales Charge” for more information.

•	In connection with distributions from retirement plans qualified under Section 401(a), 401(k) or 403(b) of the Code for:

➢	returns of excess contributions to the plan

➢	retirement of a participant in the plan

➢	a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

➢	financial hardship (as defined in regulations under the Code) of a participant in a plan

➢	termination of employment of a participant in a plan

➢	any other permissible withdrawal under the terms of the plan.

Revenue Sharing Payments — The Investment Manager, Distributor or their affiliates may, out of their own resources and at no additional costs to the Fund or shareholders, make payments to financial intermediaries (including payments to affiliates of the Investment Manager or Distributor). Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense tables of this prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide services to the Fund or to shareholders, including (without limitation) shareholder servicing, sub-administration or sub-transfer agency services. The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the Statement of Additional Information. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.

Selling Shares

A shareholder may sell (or “redeem”) shares at any time through his or her authorized financial intermediary or directly through the Fund’s transfer agent. Shares will be redeemed at the NAV next determined after the order is received in good order by the Fund’s transfer agent or an authorized financial intermediary, less any applicable deferred sales charge. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding orders are received in proper form by the fund of funds. The Fund’s NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern Standard Time). Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days. The Fund has reserved the right to redeem in kind, which would result in a shareholder receiving redemption proceeds in liquid securities with a market value equal to the redemption price. A shareholder receiving an in kind redemption would be at risk that the value of the securities would decline in value prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred. For more information, please see the Fund’s Statement of Additional Information.

By Mail — To sell shares by mail, send a letter of instruction that includes:

•	The name and signature of the account owner(s)

•	The name of the Fund

•	The dollar amount or number of shares to sell

•	Where to send the proceeds

•	A signature guarantee if

➢	The check will be mailed to a payee or address different than that of the account owner, or

➢	The sale of shares is more than $25,000.

A signature guarantee helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.

Mail your request to:

Rydex Fund Services, LLC P.O. Box 750525 Topeka, KS 66675-0525

Signature requirements vary based on the type of account you have:

•	Individual or Joint Tenants: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

•	UGMA or UTMA: Written instructions must be signed by the custodian as it appears on the account.

•	Sole Proprietor or General Partner: Written instructions must be signed by an authorized individual as it appears on the account.

•
Corporation or Association: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Fund.

•
Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

•	Retirement: Written instructions must be signed by the account owner.

By Telephone — If you selected this option on your account application, you may make redemptions from your account by calling 1-800-820-0888 on weekdays (except holidays) between 8:00 a.m. and 7:00 p.m. Eastern Standard Time. The Fund requires that requests for redemptions over $25,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-820-0888. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

By Broker — You may redeem your shares through your authorized financial intermediary. Such intermediaries may charge a commission upon the redemption of shares.

Payment of Redemption Proceeds — Payments may be made by check. Redemption will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will, upon the shareholder’s request, send the redemption proceeds by express mail or send the proceeds by wire transfer to the shareholder’s bank account upon receipt of appropriate wire transfer instructions.

In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder’s bank account.

The Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than weekend or holiday, or any emergency is deemed to exist by the Securities and Exchange Commission.

Dividends and Taxes

The Fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

Tax on Distributions — Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The favorable tax treatment for qualified dividends and the lower rates on long-term capital gains are currently scheduled to expire after 2012.

Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund has “short-term capital gains” when it sells assets within one year after buying them. Your share of the Fund’s net short-term capital gains will be taxed at ordinary income rates. The Fund has “long-term capital gains” when it sells assets that it has owned for more than one year. Distributions designated by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

The Fund will mail you information concerning the tax status of the distributions for each calendar year early the following year.

Taxes on Sales or Exchanges — You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. “Short-term capital gains” applies to Fund shares sold or exchanged up to one year after buying them. “Long-term capital gains” applies to shares held for more than one year.

If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

Back-up Withholding — As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

Foreign Shareholders — Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

Determination of Net Asset Value

The NAV of the Fund is computed as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Standard Time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Fund may change on days when shareholders will not be able to buy or sell shares of the Fund.

Portfolio securities and other investments are generally valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Fund’s valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service with the goal of accurately reflecting the current value of the Fund’s portfolio holdings in the Fund’s net asset value per share. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

Shareholder Services

Accumulation Plan — An investor may choose to invest in the Fund through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may also choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to three business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Fund.

Systematic Withdrawal Program — Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate NAV of $5,000 or more are deposited with the Investment Manager, which will act as agent for the shareholder under the Program. Shares are liquidated at NAV. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or redeemed from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date (“Free Systematic Withdrawals“). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year, and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under ”Class B Shares” or “Class C Shares,” as applicable. A Systematic Withdrawal form may be obtained from the Fund.

Exchange Privilege — Shareholders of the Fund may exchange its shares for shares of another Fund or for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including the Fund’s right to reject any order to purchase shares.

Shares of a particular class of the Fund may be exchanged only for shares of the same class of another available Fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of Funds distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which are described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Distributor.

Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares that may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Exchanges are made upon receipt of a properly completed Exchange Authorization form. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Fund at 1-800-820-0888, on weekdays (except holidays) between the hours of 8:00 a.m. and 7:00 p.m. Eastern Standard Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Standard Time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing, may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days’ notice to shareholders.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt the Fund’s performance and its other shareholders, the Fund reserves the right to limit the amount or number of exchanges or discontinue this privilege if (1) the Fund or its Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Fund also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

Dollar Cost Averaging. This option allows shareholders to make periodic exchanges of shares to one or more of the Funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as “dollar cost averaging.” With dollar cost averaging, the cost of the securities is averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses.

Shareholders may obtain a dollar cost averaging request form from the Investment Manager. Shareholders designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. The Investment Manager will exchange shares as requested on the first business day of the month.

The Investment Manager will make exchanges until the account value is depleted or until the shareholder instructs the Investment Manager to terminate dollar cost averaging. Dollar cost averaging may be terminated at any time by written request to the Investment Manager.

Asset Rebalancing. This option is available only to participants in certain retirement plan accounts for which an affiliate of the Investment Manager is the recordkeeper. This option allows shareholders to automatically exchange shares of those Funds available under the exchange privilege as described above on a quarterly basis to maintain a particular percentage allocation among the Fund. Shares of such Funds must be held in non-certificated form. Account value allocated to the Fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate account value in the Fund to the allocation the shareholder selects on a quarterly basis.

Shareholders may obtain an asset rebalancing request form from the Investment Manager. Shareholders designate on the form the applicable Funds and the percentage of account value to be maintained in the Fund. Thereafter, the Investment Manager, or its recordkeeping affiliate, will exchange shares of the Fund to maintain that allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

Retirement Plans — The Fund has available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Code. Further information concerning these plans is contained in the Fund’s Statement of Additional Information.

General Information

Shareholder Inquiries — Shareholders who have questions concerning their account or wish to obtain additional information may call the Fund (see back cover for address and telephone numbers) or contact its securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance during the past five complete fiscal years or the period since commencement of the Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The information for the fiscal years ended September 30 has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Financial Highlights

Rydex | SGI MSCI EAFE Equal Weight Fund

Fiscal period ended September 30

Class A	2010	2009	2008(d)	2007(c)(d)	2006
Net asset value beginning of period	$9.97	$10.35	$20.69	$19.65	$17.47
Income from Investment Operations:
Net investment income (loss) (b)	0.02	0.05	0.05	0.06	(0.03)
Net gain (loss) on securities (realized and unrealized)	0.53	(0.35)	(3.63)	3.60	2.21
Total from investment operations	0.55	(0.30)	(3.58)	3.66	2.18
Less Distributions:
Dividends (from net investment income)	—	(0.02)	(0.04)	—	—
Distributions (from realized gains)	—	—	(6.72)	(2.62)	—
Return of capital	—	(0.06)	—	—	—
Total distributions	—	(0.08)	(6.76)	(2.62)	—
Net asset value end of period	$10.52	$9.97	$10.35	$20.69	$19.65
Total return(a)	5.52%	(2.71)%	(25.16)%	20.07%	12.48%
Net assets end of period (thousands)	$78,201	$97,205	$88,782	$145,158	$119,176
Ratio of expenses to average net assets	1.86%	1.89%	1.73%	1.69%	1.75%
Ratio of net investment income (loss) to average net assets	0.24%	0.63%	0.33%	0.29%	(0.17)%
Portfolio turnover rate	288%	368%	280%	162%	28%

Class B	2010	2009	2008(d)	2007(c)(d)	2006
Net asset value beginning of period	$8.69	$9.05	$18.96	$18.17	$16.12
Income from Investment Operations:
Net investment income (loss) (b)	0.04	0.07	0.07	0.09	0.02
Net gain (loss) on securities (realized and unrealized)	0.46	(0.32)	(3.17)	3.32	2.03
Total from investment operations	0.50	(0.25)	(3.10)	3.41	2.05
Less Distributions:
Dividends (from net investment income)	—	(0.04)	(0.09)	—	—
Distributions (from realized gains)	—	—	(6.72)	(2.62)	—
Return of capital	—	(0.07)	—	—	—
Total distributions	—	(0.11)	(6.81)	(2.62)	—
Net asset value end of period	$9.19	$8.69	$9.05	$18.96	$18.17
Total return(a)	5.75%	(2.45)%	(24.91)%	20.36%	12.72%
Net assets end of period (thousands)	$6,769	$11,155	$15,303	$29,659	$27,494
Ratio of expenses to average net assets	1.61%	1.65%	1.48%	1.44%	1.50%
Ratio of net investment income (loss) to average net assets	0.45%	0.90%	0.55%	0.50%	0.11%
Portfolio turnover rate	288%	368%	280%	162%	28%

Financial Highlights

Rydex | SGI MSCI EAFE Equal Weight Fund

Fiscal period ended September 30

Class C	2010	2009	2008(d)	2007(c)(d)	2006
Net asset value beginning of period	$8.66	$9.04	$19.00	$18.37	$16.46
Income from Investment Operations:
Net investment income (loss) (b)	(0.04)	(0.01)	(0.05)	(0.09)	(0.15)
Net gain (loss) on securities (realized and unrealized)	0.44	(0.31)	(3.18)	3.34	2.06
Total from investment operations	0.40	(0.32)	(3.23)	3.25	1.91
Less Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from realized gains)	—	—	(6.73)	(2.62)	—
Return of capital	—	(0.06)	—	—	—
Total distributions	—	(0.06)	(6.73)	(2.62)	—
Net asset value end of period	$9.06	$8.66	$9.04	$19.00	$18.37
Total return(a)	4.62%	(3.39)%	(25.69)%	19.14%	11.60%
Net assets end of period (thousands)	$4,295	$4,838	$7,866	$12,449	$10,361
Ratio of expenses to average net assets	2.62%	2.65%	2.49%	2.44%	2.51%
Ratio of net investment income (loss) to average net assets	(0.50)%	(0.11)%	(0.44)%	(0.48)%	(0.87)%
Portfolio turnover rate	288%	368%	280%	162%	28%

Notes to Financial Highlights

(a)	Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class A, Class B and Class C shares.

(b)	Net investment income (loss) was computed using average shares outstanding throughout the period.

(c)	Security Global Investors, LLC, became the sub-adviser of the MSCI EAFE Equal Weight Fund effective August 1, 2007. Prior to August 1, 2007, Oppenheimer subadvised the Fund.

(d)	Significant variation in the portfolio turnover rate is due to the re-alignment of the Fund's portfolio following the appointment of Security Global Investors, LLC as sub-adviser.

Index Publisher Information

MSCI

THE MSCI EAFE EQUAL WEIGHT FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUND OR THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

For More Information

By Telephone — Call 1-800-820-0888

By Mail — Write to:

Security Investors, LLC

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20805

On the Internet — Reports and other information about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

Security Investors, LLC: http://www.rydex-sgi.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

Annual/Semi-Annual Report — Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information — The Fund’s Statement of Additional Information, which includes additional information about the Fund, and the Fund’s annual or semi-annual report are available, without charge, upon request by calling the Fund’s toll-free telephone number 1-800-820-0888. Shareholder inquiries should be addressed to Security Investors, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20805, or by calling the Fund’s toll-free telephone number listed above. The Fund’s Statement of Additional Information is incorporated into this prospectus by reference.

The Fund’s Investment Company Act file number is listed below:

Security Equity Fund	811-01136
• Security MSCI EAFE Equal Weight Fund (d/b/a Rydex | SGI MSCI EAFE Equal Weight Fund)

Rydex | SGI Funds, for disclosure purposes in this prospectus, include—Series of Security Equity Fund: Rydex | SGI Large Cap Core Fund, Rydex | SGI All Cap Value Fund, Rydex | SGI Mid Cap Value Fund, Rydex | SGI Mid Cap Value Institutional Fund, Rydex | SGI Small Cap Growth Fund, Rydex | SGI Small Cap Value Fund, Rydex | SGI MSCI EAFE Equal Weight Fund and Rydex | SGI Large Cap Concentrated Growth Fund; Series of Security Large Cap Value Fund: Rydex | SGI Large Cap Value Fund and Rydex | SGI Large Cap Value Institutional Fund; Security Mid Cap Growth Fund (aka “Rydex | SGI Mid Cap Growth Fund”); Series of Security Income Fund: Rydex | SGI High Yield Fund and Rydex | SGI U.S. Intermediate Bond Fund.

805 King Farm Boulevard, Suite 600 · Rockville, Maryland 20805 • www.rydex-sgi.com

Rydex Distributors, LLC

RYDEX | SGI FUNDS PROSPECTUS

April 29, 2011
as supplemented May 6, 2011

Fundamental Alpha

MSCI EAFE Equal Weight Institutional Fund Institutional Share Class	SEWIX

www.rydex-sgi.com

The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Rydex Distributors, LLC

Fund Summary	3

Description of Shares Offered in This Prospectus	7
Additional Information Regarding Investment Objectives and Strategies	7

Descriptions of Principal Risks	7

Portfolio Holdings	10

Investment Manager	10
Management Fees	10
Portfolio Managers	11
Other Fees	11

Sub-Adviser	12

Buying Shares	12
Minimum Account Balance	13
Customer Identification and Verification	13
Market Timing/Short-Term Trading	13
Revenue Sharing Payments	14

Selling Shares	15
By Mail	15
By Telephone	16
By Broker	16
Payment of Redemption Proceeds	16

Dividends and Taxes	16
Tax on Distributions	16
Taxes on Sales or Exchanges	17
Back-up Withholding	17
Foreign Shareholders	17

Determination of Net Asset Value	17

Shareholder Services	18
Exchange Privilege	18

General Information	19
Shareholder Inquiries	19

Financial Highlights	19

Index Publisher Information	19

2

Fund Summary
Rydex | SGI MSCI EAFE Equal Weight Institutional Fund

Investment Objective — SGI MSCI EAFE Equal Weight Institutional Fund (the “Fund”) seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index (the “Underlying Index”).

Fees and Expenses of the Fund — This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses*(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and service (12b-1) fees	None
Acquired fund fees and expenses	0.01%
Other expenses	0.71%
Total annual fund operating expenses	1.42%
Fee waiver (and/or expense reimbursement)1	-0.06%
Total annual fund operating expenses after fee waiver (and/or expense reimbursement)*	1.36%
1
The Investment Manager has contractually agreed through January 31, 2013 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of a Fund to 1.36% of the annual percentage of average daily net assets for the Institutional Share Class of the Fund. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

* Fees and expenses are based on estimates.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$138	$437	$765	$1,695

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 288% of the average value of its portfolio.

Principal Investment Strategies — The Fund uses a passive management strategy, known as “representative sampling,” to track the performance of the Underlying Index. “Representative sampling” refers to an indexing strategy that generally involves investing in a representative sample of securities or financial instruments, primarily consisting of American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), that have an investment profile similar to the Underlying Index and some, but not all, of the component securities of the

3

Underlying Index. This technique involves the use of risk management and quantitative stock picking strategies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities included in the Underlying Index. The Fund may hold up to 20% of its assets in securities not included in or representative of the Underlying Index. The Investment Manager expects that, over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. However, fees and expenses incurred by the Fund as well as the size and frequency of cash flows into and out of the Fund as well as other factors will cause differences in performance, usually making it harder for the Fund to correlate to the Underlying Index. The Fund may invest in a variety of investment vehicles, such as exchange traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.  The Fund may also invest in futures contracts in order to maintain exposure to the securities and currency markets at times when it is not able to purchase the corresponding securities and currencies or it believes that it is more appropriate to use futures.

The MSCI EAFE Equal Weighted Index is an unmanaged equal-weighted version of the MSCI EAFE Index, which means that each security included in the index has the same weight on each rebalancing date and then fluctuates based on the performance of the security until weights are reset equally on the next rebalancing date. The MSCI EAFE Equal Weighted Index is generally rebalanced quarterly. The Fund’s investments will be weighted and re-balanced in accordance with the MSCI EAFE Equal Weighted Index. The MSCI EAFE Index (Europe, Australasia, Far East) is an index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of March 31, 2011, the MSCI EAFE Index consisted of separate sub-indices representing the following 22 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom, with capitalizations ranging from $875.8 million to $21.2 billion as of March 31, 2011. Both Indices are denominated in U.S. Dollars.

Principal Risks — An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

Capitalization Securities Risk. The Fund’s Underlying Index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range represented in the Underlying Index may underperform other segments of the equity market or the equity market as a whole.

Currency Risk. Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of ADRs and GDRs. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs and GDRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Equity Securities Risk. Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

4

Futures Contract Risk.  Futures contracts may be more volatile than direct investments in underlying securities, involve additional expenses and may involve a small initial investment relative to the risk assumed.

Geographic Focus Risk. To the extent that the Fund’s investments are focused in a particular country or region, the Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that country or region. The Fund’s exposure generally will be focused on a particular country or region to the same extent as the Underlying Index. The Fund has focused investment exposure to the regions listed below.

Australasia and Asia. While certain Australasian and Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles.

Europe. The European economy is diverse and includes both large, competitive economies and smaller, struggling economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro, debt levels and recessions in EU economies.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Liquidity Risk. Some of the Fund’s investments may become less liquid as a result of market developments or adverse investor perception.

Market Risk. The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Non-Correlation Risk. The performance of the Fund is unlikely to exactly match or correlate that of the Underlying Index, either on a daily basis or over a longer period of time. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to imperfect correlation. This causes the Fund’s performance to be less than you expect. In addition, the Fund’s risk management and quantitative investing strategies may not work as expected, causing the performance of the Fund to be less than that of a more classic index fund, which does not use these strategies.

Passive Investment Risk. The Fund is not actively "managed." This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Performance Information — The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance from year to year of the Fund’s Class A shares and by showing how the Fund’s Class A shares’ average annual returns for one year and since inception have compared to those of broad measures of market performance. The performance information is for a class of shares of the Fund that is not presented in this prospectus that would have substantially similar average annual total returns, because the shares are invested in the same portfolio securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The MSCI World Index served as the Fund’s benchmark index prior to April 29, 2011 and was replaced by an index that more closely reflects the Fund’s current investment strategies. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling 1-800-820-0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

5

Highest Quarter Return
2Q 2003	20.77%

Lowest Quarter Return
3Q 2002	-18.96%

Average Annual Total Returns (For the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Class A
Return before taxes	8.25%	0.77%	2.59%
Return after taxes on distributions	8.05%	-0.86%	1.75%
Return after taxes on distributions and sale of fund shares	5.36%	0.61%	2.21%
Index
MSCI EAFE Equal Weighted Index1 (reflects no deductions for fees, expenses, or taxes)	14.17%	N/A	N/A
MSCI World Index (reflects no deductions for fees, expenses, or taxes)	8.95%	3.05%	3.98%
1 Effective 05/02/2011, the Fund changed its name and principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the MSCI EAFE Equal Weighted Index. The MSCI EAFE Equal Weighted Index inception date is 1/22/2008 and therefore index performance for certain time periods is not available. The Fund's performance was previously compared to the MSCI World Index.

After-tax returns for Class A shares shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management of the Fund —

Investment Manager. Security Investors, LLC (the “Investment Manager”) serves as the investment manager of the Fund.

Portfolio Managers. Michael P. Byrum, Michael J. Dellapa and Ryan A. Harder are primarily responsible for the day-to-day management of the Fund, and each holds the title of “Portfolio Manager” with the Investment Manager. They have co-managed the Fund since April 2011.

Purchase and Sale of Fund Shares — You may purchase or redeem Fund shares through your broker/ dealer, other financial intermediary that has an agreement with Rydex Distributors, LLC, the Fund’s distributor, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment is $2 million, although the Fund may waive this requirement at its discretion. The Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

Tax Information — Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

Payments to Broker/Dealers and Other Financial Intermediaries — If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of

6

interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Description of Shares Offered in This Prospectus

This prospectus offers Institutional Class Shares of the Rydex | SGI MSCI EAFE Equal Weight Institutional Fund (the “Fund”).  Other share classes of the Fund are offered in a separate prospectus dated April 29, 2011.

Additional Information Regarding Investment Objectives and Strategies

The Board of Directors of the Fund may change the Fund’s investment objectives and strategies at any time without shareholder approval. Because the Fund’s name suggests a specific type of investment, the Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should the Fund change its policy of investing at least 80% of its assets in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days’ notice prior to making the change. As with any investment, there can be no guarantee the Fund will achieve its investment objectives.

Descriptions of Principal Risks

Additional information on the principal risks of the Fund is described below. A list of the main risks that apply to the Fund can be found under the “Principal Risks” heading for the Fund. However, the fact that a particular risk was not indicated as a principal risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for the Fund.  The Portfolio Manager for the Fund has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Fund achieve its investment objective. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments and may result in additional taxable gains. In seeking to meet its investment objective, the Fund’s assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund’s investment program.

In addition, investors should note that, to the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

Capitalization Securities Risk— The Fund’s Underlying Index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range represented in the Underlying Index may underperform other segments of the equity market or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of small and medium-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small and medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Currency Risk— The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.  While the Fund may engage in currency hedging transactions, it generally does not intend to do so.

Depositary Receipt Risk — The Fund may hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number

7

of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.  The Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Equity Securities Risk — Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

The Fund’s investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on the Fund and particularly those with a small asset base. There is no guarantee that a Fund’s assets grow, they will continue to experience substantially similar performance by investing in IPOs. The Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.

Foreign Securities Risk — Investing in foreign investments, including investing in foreign securities through American Depository Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special risks, including but not limited to: (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; (vi) higher operational expenses; and (vii) illiquidity. These risks may even be higher in underdeveloped markets. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.

8

Geographic Focus Risk — Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified fund. A fund that focuses on a single country or a specific region is more exposed to that country's or region's economic cycles, currency exchange rates, stock market valuations and political risks (including defense concerns), among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia or Eastern Europe, can be interdependent and may be adversely affected by the same events.

Australasia and Asia. Certain Australasian or Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. Economic events in any one country can have a significant economic effect on the entire region as well as on major trading partners.

Europe. The European economy is diverse and includes both large, competitive economies and smaller, struggling economies. As a whole, the European Union is the wealthiest and largest economy in the world. The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro, debt levels and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners.

Investment in Investment Vehicles Risk — Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) and similar securities of other investment companies, including mutual funds and exchange traded funds (“ETFs”) or other investment vehicles. Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500 Index, but the Fund may invest in other index-based investments designed to track other indexes or market sectors. To the extent the Fund invests in other investment companies or vehicles, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ or vehicles’ expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. The Fund may use index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.

Liquidity Risk — Investments are subject to liquidity risks when they are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk — Equity securities fluctuate in price, and their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in greater liquidity risk. Market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

Non-Correlation Risk — The performance of the Fund is unlikely to exactly match or correlate to that of the Underlying Index, either on a daily basis or over a longer period of time. There are a number of factors that contribute to non-correlation, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate. In addition, since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and weightings of the Underlying Index. Also, the Fund may not invest in certain securities included in the Underlying Index due to liquidity or other constraints. Liquidity constraints may delay purchase or sale of securities included in the Underlying Index. Finally, the Fund may not be fully invested at times, either as a result of cash flows into the Fund or

9

reserves of cash held by the Fund to meet redemptions and expenses. Non-correlation causes the Fund’s performance to be less than you expect.

Passive Investment Risk — The Fund is not actively "managed," in the traditional sense. Therefore, unless a specific security is removed from the Underlying Index, or its weight in the index is changed as will be the case with the Underlying Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security's current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The value of Fund shares likely will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike with a more traditional actively managed fund, the Investment Manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. In addition, the Fund’s risk management or quantitative strategies may not work as expected. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline, or even lower than more classic index funds, which do not use these strategies.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s underlying portfolio securities is available in the Fund’s Statement of Additional Information and on its website at www.rydex-sgi.com. In addition, investors should note that the Fund publishes a complete list of its month-end portfolio holdings on its website generally within one to two business days after the end of each calendar month. Such information will remain online for four months, or as otherwise required by law.

Investment Manager

Security Investors, LLC (the “Investment Manager“), One Security Benefit Place, Topeka, Kansas 66636, is the Fund’s investment manager. On December 31, 2010, the aggregate assets under the investment management of the Investment Manager were approximately $21.7 billion. The Investment Manager makes investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund’s investment program.

Management Fees — The aggregate investment management fees paid by the Fund to the Investment Manager during the last fiscal year was 1.00% of the Fund’s average daily net assets over the period.  However, effective April 29, 2011, the management fee rate has been reduced to 0.70% of the average daily net assets on an annual basis.

In addition to any contractual waivers and expense reimbursements, the Investment Manager may waive some or all of its management fee to limit the total operating expenses of the Fund to a specified level. The Investment Manager also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary information.

Additionally, as noted in the “Fund Summary” section, the Investment Manager has contractually agreed through January 31, 2012 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of the Fund to an indicated annual percentage of average daily net assets for each class of shares. The Fund with a contractual fee waiver may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the

10

calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).

A discussion regarding the basis for the Board of Directors approving the new investment advisory contract of the MSCI Equal Weight Institutional Fund will be available in the Fund’s semi-annual report for the fiscal year ended March 31, 2011.

Other Fees — The Fund pays a sub-licensing fee for the use of the Underlying Index and use of the Underlying Index’s name that will amount to $50,000 for the year ending December 31, 2011 and will amount to 0.05% annually of the average net assets of the Fund thereafter. The Fund may be required to discontinue its use of the Underlying Index and to change its investment strategies if the related licensing agreements are terminated.

The Fund’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

Portfolio Managers — The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the Fund:

Michael P. Byrum, Portfolio Manager of the Investment Manager, has co-managed the Fund since April 2011. Mr. Byrum has been a Senior Vice President of the Investment Manager since 2010. He previously was the President and Chief Investment Officer of Rydex Investments (the business name of Rydex Advisors, LLC and Rydex Advisors II, LLC, and affiliates of the Investment Manager, which merged with and into the Investment Manager as of January 2011), and has been associated with Rydex Investments since it was founded in 1993. He is Portfolio Manager for the Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, and Rydex Variable Trust. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University in Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, Portfolio Manager of the Investment Manager, has co-managed the Fund since April 2011. Mr. Dellapa has been associated with Rydex Investments (the business name of Rydex Advisors, LLC and Rydex Advisors II, LLC, and affiliates of the Investment Manager, which merged with and into the Investment Manager as of January 2011) since 2000. He is Portfolio Manager for the Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, and Rydex Variable Trust. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago.

Ryan A. Harder, Portfolio Manager of the Investment Manager, has co-managed the Fund since April 2011. Mr. Harder has been associated with Rydex Investments (the business name of Rydex Advisors, LLC and Rydex Advisors II, LLC, and affiliates of the Investment Manager, which merged with and into the Investment Manager as of January 2011) since 2004. He is Portfolio Manager for the Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust, and Rydex Variable Trust. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an assistant portfolio manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Sub-Adviser

The Investment Manager and the Fund have received from the U.S. Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Fund’s Board of Directors, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information

11

about the new sub-adviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services:

•	performing initial due diligence on prospective sub-advisers for the Fund;

•	monitoring the performance of the sub-advisers;

•	communicating performance expectations to the sub-advisers; and

•	ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.The Fund is not currently managed by a sub-adviser.

Buying Shares

Shares of the Fund discussed in this prospectus are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations. Shares may also be offered through certain financial intermediaries (such as broker/dealers, banks and other intermediaries that have an agreement with the Fund’s distributor, Rydex Distributors, LLC, or the Investment Manager, (“authorized financial intermediaries”)) that charge their customers transaction or other fees in connection with an investment in the Fund. The minimum initial investment is $2 million. Specific eligibility requirements that apply to these prospective investors include:

•	Employee benefit plan programs that have at least $25 million in plan assets.

•	Broker/dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts.

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Fund via omnibus accounts.

•	Section 529 college savings plan accounts pursuant to the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

•	Funds of Funds advised by Security Investors, LLC or its affiliates.

•	Funds of Funds advised by unaffiliated investment advisers.

•	Institutions that invest the minimum initial investment amount in the Fund.

The Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.

The Fund may be made available to other investors in the future.

Shares are priced at the net asset value per share (NAV) next determined after receipt and acceptance of a purchase order by the Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges.

The authorized financial intermediaries can provide investors with detailed information on how to participate in a program, a plan or an account, elect the Fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a program, a plan or an account, participants should contact their financial intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the program/plan/account.

Financial intermediaries may provide some of the shareholder servicing and account maintenance services required by programs, plans or accounts and their participants, including transfers of registration, dividend payee

12

charges and generation of confirmation statements and may arrange for administrators to provide other investment or administrative services. Financial service firms may charge programs, plans or accounts and participants transaction fees and/or other additional amounts for such services. Similarly, programs, plans or accounts may charge participants for certain expenses. These fees and additional amounts could reduce the return of investments in the Fund.

The Fund reserves the right to reject any order to purchase shares in whole or in part.

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashiers checks, or bank checks. The Fund reserves the right to refuse other payment instructions if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

All Fund shares are issued in non-certificate form.

The Fund may offer other classes of shares in a different prospectus.

Minimum Account Balance — The Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

Customer Identification and Verification — To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: The Fund must obtain the following information for each person/entity that opens an account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations, plans and other entities.

Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They may be required to close your account if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you bear the risk of any loss.

Market Timing/Short-Term Trading — The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Funds investing in securities that are thinly traded, traded infrequently, or are relatively illiquid (such as foreign securities, high-yield debt securities and small cap securities may attract investors seeking to profit from short-term trading strategies that exploit the special

13

valuation issues applicable to these types of holdings to a greater degree than other types of Series, and thus may be more vulnerable to the risks associated with such activity. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Directors has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

For purposes of applying the Fund’s policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Fund. Under the Fund’s policies, two “round trip transfers” within a 90-day period may indicate market timing. If such activity is detected, a letter is mailed to the shareholder (or his or her broker/dealer or financial intermediary) with a warning that another round trip transfer request will result in the shareholder being prevented from making additional transfers for a 90-day period. If a third round trip transfer is attempted within the same 90-day period, the shareholder will be notified that activity in that account is restricted for a 90-day period. Further, if the Investment Manager detects activities in the Fund that may not be identified through the normal monitoring process, it will complete an ad-hoc analysis to identify whether the activity is detrimental to the Fund.

The restriction on “round trip transfers” is waived for, and no restrictions are applied to, transfers, purchases and redemptions of the Fund by certain “funds of funds” within the Fund’s group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Fund’s objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Fund.

In its sole discretion, the Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Fund may aggregate transfers made in two or more transaction that the Fund believes are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Fund and may be cancelled or revoked by the Fund by the close of business on the next business day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund’s access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Revenue Sharing Payments — The Investment Manager, Distributor or their affiliates may, out of their own resources and at no additional costs to the Fund or shareholders, make payments to financial intermediaries (including payments to affiliates of the Investment Manager or Distributor). Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide

14

services to the Fund or to shareholders, including (without limitation) shareholder servicing, sub-administration or sub-transfer agency services. The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the Statement of Additional Information. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.

Selling Shares

Direct investors may sell (or “redeem”) shares at any time through an authorized financial intermediary or directly through the Fund’s transfer agent. Investors who invest in the Fund through employee benefit plans, managed accounts, wrap programs, or 529 college savings plan accounts should refer to their plan/account/program documents for information on how to redeem shares of the Fund.

Shares will be redeemed at the NAV next determined after the order is received in good order by the Fund’s transfer agent or an authorized financial intermediary less any applicable redemption charge. The Fund’s NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern Standard Time).

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days. The Fund has reserved the right to redeem in kind, which would result in a shareholder receiving redemption proceeds in liquid securities with a market value equal to the redemption price.  A shareholder receiving an in kind redemption would be at risk that the value of the securities would decline in value prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred. For more information, please see the Fund’s Statement of Additional Information.

For direct investments only:

By Mail — To sell shares by mail, send a letter of instruction that includes:

•	The name and signature of the account owner(s)

•	The name of the Fund

•	The dollar amount or number of shares to sell

•	Where to send the proceeds

•	A signature guarantee if

➢	The check will be mailed to a payee or address different than that of the account owner, or

➢	The sale of shares is more than $100,000.

A signature guarantee helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.

Mail your request to:

Rydex Fund Services, LLC P.O. Box 750525 Topeka, KS 66675-0525

Signature requirements vary based on the type of account you have:

•	Individual or Joint Tenants: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

•	UGMA or UTMA: Written instructions must be signed by the custodian as it appears on the account.

15

•	Sole Proprietor or General Partner: Written instructions must be signed by an authorized individual as it appears on the account.

•
Corporation or Association: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Fund.

•
Trust: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

•	Retirement: Written instructions must be signed by the account owner.

By Telephone — If you selected this option on your account application, you may make redemptions from your account by calling 1-800-820-0888 on weekdays (except holidays) between 8:00 a.m. and 7:00 p.m. Eastern Standard Time. The Fund requires requests for redemptions over $100,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-820-0888. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

By Broker — You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

Payment of Redemption Proceeds — Payments may be made by check. Redemption proceeds will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will, upon the shareholder’s request, send the redemption proceeds by express mail or send the proceeds by wire transfer to the shareholder’s bank account upon receipt of appropriate wire transfer instructions.

In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder’s bank account.

The Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than weekend or holiday or any emergency is deemed to exist by the Securities and Exchange Commission.

Dividends and Taxes

The Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

Tax on Distributions —Fund dividends and distributions are taxable to shareholders (unless your investment is in a tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The favorable tax treatment for qualified dividends and the lower rates on long-term capital gains are currently scheduled to expire after 2012. Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund has “short-term capital gains” when it sells assets within one year after buying them. Your share of the Fund’s net short-term capital gains will be taxed at ordinary income rates. The Fund has “long-term capital

16

gains” when it sells assets that it has owned for more than one year. Distributions designated by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

The Fund will mail you information concerning the tax status of the distributions for each calendar year early the following year.

Taxes on Sales or Exchanges — You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. “Short-term capital gains” applies to Fund shares sold or exchanged up to one year after buying them. “Long-term capital gains” applies to shares held for more than one year.

If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

Back-up Withholding — As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

Foreign Shareholders — Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

Determination of Net Asset Value

The NAV of the Fund is computed as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Standard Time) on days when the NYSE is open. The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of the Fund may change on days when shareholders will not be able to buy or sell shares of the Fund.

Portfolio securities and other investments are generally valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

17

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Fund’s valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service with the goal of accurately reflecting the current value of each Fund’s portfolio holdings in the Fund’s net asset value per share. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

Shareholder Services

Exchange Privilege —Shareholders of the Fund may exchange their shares for Institutional Class shares of the Rydex | SGI Large Cap Value Institutional Fund, Rydex | SGI All Cap Value Institutional Fund, Rydex | SGI Alpha Opportunity Institutional Fund, Rydex | SGI Mid Cap Value Institutional Fund, Rydex | SGI Small Cap Value Institutional Fund or for Institutional Class shares of the Rydex | SGI High Yield Fund, described in other prospectuses. Shareholders of the Fund may also exchange their shares for Class A shares of the Fund and the series of the Security Income Fund, and the Investor2 share class of the Rydex U.S. Government Money Market Fund. Class A shares will be subject to all of the Class A share conditions, including applicable sales charges. Class A shares are offered in a different prospectus, which shareholders may request from the Fund’s Distributor and which shareholders should consult prior to making an exchange. Effective as of the transfer agency conversion (see “Custodians, Transfer Agent and Dividend-Paying Agent” of the Statement of Additional Information), shareholders of the Fund may also exchange their shares for the Institutional Class shares and Class A shares (subject to the Class A shares’ conditions) of the series of Rydex Series Funds and Rydex Dynamic Funds.

An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including the Fund’s right to reject any order to purchase shares.

Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. For tax purposes, an exchange is a sale of shares that may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Exchanges are made upon receipt of a properly completed Exchange Authorization form. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form, which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Fund at 1-800-820-8888, on weekdays (except holidays) between the hours of 8:00 a.m. and 7:00 p.m. Eastern Standard Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Standard Time) will be treated as if received on

18

the next business day. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days’ notice to shareholders.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt the Fund’s performance and its other shareholders, the Fund reserves the right to limit the amount or number of exchanges or discontinue this privilege if (1) the Fund or its Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Fund also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

General Information

Shareholder Inquiries — Shareholders who have questions concerning their account or wish to obtain additional information may call the Fund (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.

Financial Highlights

No financial highlights are included for the Fund because the Institutional Share Class of the Fund was not in operation prior to the date of this document.

19

Index Publisher Information

MSCI
THE MSCI EAFE EQUAL WEIGHT INSTITUTIONAL FUND (FOR PURPOSES OF THIS SUBSECTION ONLY, THE “FUND”) IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUND OR THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required.  Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

20

For More Information

By Telephone — Call 1-800-820-0888

By Mail — Write to:
Security Investors, LLC
805 King Farm Boulevard, Suite 600
Rockville, MD 20805

On the Internet — Reports and other information about the Fund can be viewed online or downloaded from:

SEC:  On the EDGAR Database at http://www.sec.gov

Security Investors, LLC: http://www.rydex-sgi.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

Annual/Semi-Annual Report — Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information — The Fund’s Statement of Additional Information, which includes additional information about the Fund, and the Fund’s annual or semi-annual report is available, without charge, upon request by calling the Fund’s toll-free telephone number 1-800-820-0888. Shareholder inquiries should be addressed to Security Investors, LLC, 805 King Boulevard, Suite 600, Rockville, Maryland 20805, or by calling the Fund’s toll-free telephone number listed above. The Fund’s Statement of Additional Information is incorporated into this prospectus by reference.
The Fund’s Investment Company Act file number is listed below:

Security Equity Fund	811-01136
• Security MSCI EAFE Equal Weight Series (Institutional Class) (d/b/a Rydex | SGI MSCI EAFE Equal Weight Institutional Fund)

Rydex | SGI Funds, for disclosure purposes in this prospectus, include—Series of Security Equity Fund: Rydex | SGI Large Cap Core Fund, Rydex | SGI All Cap Value Fund, Rydex | SGI MSCI EAFE Equal Weight Fund, Rydex | SGI MSCI EAFE Equal Weight Institutional Fund, Rydex | SGI Mid Cap Value Fund, Rydex | SGI Mid Cap Value Institutional Fund, Rydex | SGI Small Cap Growth Fund, Rydex | SGI Small Cap Value Fund, and Rydex | SGI Large Cap Concentrated Growth Fund; Series of Security Large Cap Value Fund: Rydex | SGI Large Cap Value Fund and Rydex | SGI Large Cap Value Institutional Fund; Security Mid Cap Growth Fund (aka “Rydex | SGI Mid Cap Growth Fund”); Series of Security Income Fund: Rydex | SGI High Yield Fund and Rydex | SGI U.S. Intermediate Bond Fund.

21

805 King Farm Blvd., Suite 600 • Rockville, Maryland 20805 • www.rydex-sgi.com

Rydex Distributors, LLC